SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):

July 31, 2006

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	Commission File Number	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

ITEM 1.01.                        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See the information set forth in Item 2.03 of this current report on Form 8-K, which is incorporated by reference herein.

ITEM 2.03.                        CREATION OF A DIRECT FINANCIAL OBLIGATION

General

On July 31, 2006, we established a new $200 million accounts receivable securitization facility (the “AR Facility”) arranged by ABN AMRO Bank N.V.  This new AR Facility, which is secured by a portion of our customer accounts receivable, will reduce our borrowing costs since the interest incurred will be at commercial paper rates which are lower than our unsecured revolving line of credit.  This AR Facility is renewable annually and parties to the Receivables Sale Agreement include JBH Receivables LLC, J.B. Hunt Transport, Inc., ABN AMRO Bank N.V. and Windmill Funding Corporation.

Structure

In accordance with the AR Facility, one of our operating companies, J.B. Hunt Transport, Inc. will sell certain of its customer accounts receivable to a new, wholly owned subsidiary, JBH Receivables LLC (“JBR”).  JBR was formed as a wholly owned subsidiary and is intended to be a bankruptcy remote entity.  JBR will fund these receivable purchases with funds borrowed under a credit facility with Windmill Funding Corporation (“Windmill”).  Windmill is an ABN AMRO Bank N.V. affiliate.  These borrowings are secured by our accounts receivable and will be paid down through collections on the accounts receivable.  We may borrow up to $200 million under this AR Facility, subject to eligible receivable items.  Our borrowing costs are based on commercial paper interest rates, plus an applicable margin and other fees.  Our outstanding balance on this AR Facility will be reflected as a current liability on our balance sheet, since the term of the agreement is 364 days.  The AR Facility expires on July 30, 2007, but may be renewed at the option of all parties.

The AR Facility requires us to maintain certain covenants, to meet specific accounts receivable performance ratios, and to preserve JBR as a bankruptcy remote entity.

Funding

On July 31, 2006, we utilized proceeds of $39 million from this new AR Facility to pay off and cancel a bridge loan with LaSalle Bank National Association.  In addition, we utilized $121 million from this AR Facility to pay down the outstanding balance on our existing bank line of credit.  Additional proceeds from this AR Facility may be used to repurchase shares of our stock, for capital expenditures, working capital or other general corporate purposes.

A copy of the credit and securitization facilities, receivable sales agreements and related documents are filed as Exhibits 10.1 through 10.4 to this current report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

10.1               Receivables Sale Agreement

10.2               Purchase and Sale Agreement

10.3               Limited Guaranty

10.4               Subordinated Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 4th day of August 2006.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

BY:	/s/ Jerry W. Walton
Jerry W. Walton
Executive Vice President, Finance and
Administration,
Chief Financial Officer

BY:	/s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer